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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 --------------

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 3 2009
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                       GOLDEN RIVER RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)
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     Delaware                       0-16097                       98-007697
 (State or Other Jurisdiction     (Commission                (I.R.S. Employer
   of Incorporation)              File Number)               Identification No.)

         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
               (Address of Principal Executive Office) (Zip Code)

                                 61-3-8532-2860
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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
Item 1.01: Entry into a Material Definitive Agreement

Private Placement of Shares of Common Stock

           Effective September 3, 2009 Golden River Resources Corporation, a Delaware corporation (the "Company"), entered into a subscription agreement with Northern Capital Resources Corp, a company associated with Mr. Joseph I. Gutnick, President and Chief Executive Officer of Golden River Resources Corporation, whereby Northern Capital Resources Corp agreed to subscribe, in a private placement transaction, for 85,000,000 shares of common stock at a purchase price of US$0.10 per share for aggregate proceeds of US$8,500,000. The funds will be used to fund the acquisition by the Company of shares in Acadian Mining Corp ("Acadian") and for working capital purposes. The subscription of the US$8,500,000 will be closed in several tranches prior to March 31, 2010.

           Effective September 3, 2009, pursuant to the subscription agreement noted above, the Company and Northern Capital Resources Corp closed the first tranche of the private placement by the issue of 41,276,710 shares of common stock at a purchase price of US$0.10 per share for aggregate proceeds of US$4,127,671. The Private Placement was made to and was affected pursuant to the terms of a Subscription Agreement.

           The description of the Subscription Agreement that is contained in this Form 8-K is qualified in its entirety to the text of the actual agreement that are filed as exhibits hereto.

           For more information regarding the Company's investment in Acadian, please see the Company's Current Reports on Form 8-K filed March 20, 2009 and June 10, 2009, which is incorporated herein by reference. The Company's current holding in Acadian is 52% of the issued and outstanding shares of Acadian.


Item 3.02:      Unregistered Sales of Equity Securities

         The description of the Private Placement set forth above is hereby incorporated herein by this reference. The securities that are being issued pursuant to this Private Placement are being issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") under section 4(2) of the Act and under Regulation S and D promulgated under the Act.


Item 9.01:      Financial Statements and Exhibits

99.1:   Subscription Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GOLDEN RIVER RESOURCES CORPORATION (Company)

                                  By:





                                             /s/ Peter Lee
                                             -----------------------------------
                                             Peter Lee
                                             Secretary


Dated: September 3, 2009